UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Great Lakes Dredge & Dock Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(Continued and to be signed on reverse side)

Your Vote Counts! GREAT LAKES DREDGE & DOCK CORPORATION 2024 Annual Meeting Vote by May 8, 2024 11:59 PM ET GREAT LAKES DREDGE & DOCK CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 V30270-P05202 You invested in GREAT LAKES DREDGE & DOCK CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 9, 2024. You are encouraged to access and review the proxy materials before voting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 9, 2024 1:00 P.M. Central Time Virtually at: www.virtualshareholdermeeting.com/GLDD2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters Voting Items 1. Election of Directors Nominees: 1a. Lasse J. Petterson 1b. Kathleen M. Shanahan 1c. Earl L. Shipp 2. To ratify Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. 3. To approve, on a non-binding advisory basis, the Company’s executive compensation. 4. To approve an amendment to the Company’s certificate of incorporation to declassify the Board of Directors. 5. To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 90,000,000 to 170,000,000 shares. 6. To approve an amendment to the Company’s certificate of incorporation to reflect revisions in Delaware law regarding the exculpation of officers 7. To approve an amendment to the Company’s certificate of incorporation to clarify certain provisions relating to Maritime Laws. 8. To approve an amendment to the Company’s certificate of incorporation to remove the corporate opportunity waiver 9. To approve the amendment and restatement of the Company’s certificate of incorporation to clarify, eliminate or update outdated provisions and to modernize the Company’s certificate of incorporation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.